Exhibit 99.1

 16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main DocumentEntity Name: International Shipholding Corporation (Consolidating)  CaPg 2 of 1  5  Monthly Operating Report - Southern District of New YorkSchedule of Cash Receipts & Disbursements  Reporting Period: September-16  Debtor Name  Account #  Beginning Book  Third Party  Intercompany  Deposits per Bank  Net Deposits in Total Cash Receipts  Intercompany  Third Party  Disbursements per  Net Outstanding Total Cash  FX Gain/  Ending Book  (Last 4 digits)  Balance  Deposits  Deposits  Statement  Transit  Disbursements  Disbursements  Bank Statement  Checks  Disbursements  (Loss)  Balance  International Shipholding Corporation  2907  $  5,779.28  $  -  $  -  $  -  $  -  $  -  $  -  $  2,643.94  $  2,643.94  $  -  $  2,643.94  $  -  $  3,135.34  International Shipholding Corporation  1639  10,007.40  -  -  -  -  -  -  -  -  -  -  -  10,007.40  International Shipholding Corporation  1314  3,839.90  -  280,000.00  280,000.00  -  280,000.00  160,000.00  118,656.51  278,656.51  -  278,656.51  -  5,183.39  International Shipholding Corporation  4643  5,379,694.75  8,402,334.63  18,968,000.00  27,370,334.63  -  27,370,334.63  2,518,000.00  18,666,629.65  21,184,629.65  28,948.64  21,213,578.29  -  11,536,451.09  International Shipholding Corporation  6001  1,427.50  -  -  -  -  -  -  75.00  75.00  -  75.00  -  1,352.50  International Shipholding Corporation  8174  21,597.10  -  -  -  -  -  -  1,002.21  1,002.21  -  1,002.21  -  20,594.89  International Shipholding Corporation  9131  24,406.31  1.10  -  1.10  -  1.10  -  -  -  -  -  -  24,407.41  International Shipholding Corporation  3120  1,052,432.37  -  -  -  -  -  -  -  -  -  -  -  1,052,432.37  N.W. Johnson & Co. Inc  8364  29,486.25  91,192.02  -  91,192.02  -  91,192.02  100,000.00  -  100,000.00  -  100,000.00  -  20,678.27  Coastal Carriers, Inc.  4547  11,529.34  -  -  -  -  -  -  -  -  -  -  -  11,529.34  U.S. United Ocean Services, LLC  1715  58,804.25  3,769.37  10,000.00  13,769.37  -  13,769.37  54,762.16  9,962.69  64,724.85  -  64,724.85  -  7,848.77  U.S. United Ocean Services, LLC  3712  (48,018.71)  -  54,762.16  54,762.16  -  54,762.16  -  54,762.16  54,762.16  (48,015.13)  6,747.03  -  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  3,486,190.96  3,486,190.96  -  3,486,190.96  3,485,000.00  1,190.96  3,486,190.96  -  3,486,190.96  -  -  U.S. United Ocean Services, LLC  2260  460,674.14  4,233,621.53  -  4,233,621.53  -  4,233,621.53  3,486,190.96  -  3,486,190.96  -  3,486,190.96  -  1,208,104.71  U.S. United Ocean Services, LLC  1715  -  -  -  -  -  -  -  -  -  -  -  -  -  Frascati Shops, Inc.  9623  48,276.23  31,689.73  -  31,689.73  -  31,689.73  -  -  -  -  -  -  79,965.96  Frascati Shops, Inc.  8552  45,127.19  398,699.15  -  398,699.15  -  398,699.15  420,000.00  4,571.04  424,571.04  -  424,571.04  -  19,255.30  Waterman Steamship Corporation  9031  5,103.16  -  -  -  -  -  -  -  -  -  -  -  5,103.16  Waterman Steamship Corporation  9058  5,642.90  -  120,000.00  120,000.00  -  120,000.00  80,000.00  40,769.48  120,769.48  3,392.33  124,161.81  -  1,481.09  Waterman Steamship Corporation  9066  12,679.74  -  150,000.00  150,000.00  (500.00)  149,500.00  -  149,244.82  149,244.82  1,934.37  151,179.19  -  11,000.55  Waterman Steamship Corporation  3208  -  -  -  -  -  -  -  -  -  -  -  -  -  Waterman Steamship Corporation  2043  7,191.85  1,163,592.66  190,000.00  1,353,592.66  -  1,353,592.66  1,160,000.00  190,000.00  1,350,000.00  -  1,350,000.00  -  10,784.51  Waterman Steamship Corporation  1129  397,326.79  722,024.31  -  722,024.31  -  722,024.31  1,105,000.00  -  1,105,000.00  -  1,105,000.00  -  14,351.10  Waterman Steamship Corporation  8703  85,000.00  -  -  -  -  -  -  -  -  -  -  -  85,000.00  Waterman Steamship Corporation  2043-004  -  -  -  -  -  -  -  -  -  -  -  -  -  Sulphur Carriers, Inc.  1276  5,023.68  -  240,000.00  240,000.00  -  240,000.00  -  240,000.00  240,000.00  -  240,000.00  -  5,023.68  Sulphur Carriers, Inc.  1110  7,223.20  -  480,000.00  480,000.00  -  480,000.00  -  483,941.86  483,941.86  2,087.75  486,029.61  -  1,193.59  Sulphur Carriers, Inc.  1102  19,736.06  1,306,711.51  280,000.00  1,586,711.51  -  1,586,711.51  1,305,000.00  284,150.28  1,589,150.28  1,577.08  1,590,727.36  -  15,720.21  LMS Shipmanagement, Inc.  1292  10,106.76  -  55,000.00  55,000.00  -  55,000.00  -  59,295.53  59,295.53  -  59,295.53  -  5,811.23  LMS Shipmanagement, Inc.  7395  14,283.97  -  -  -  (5,000.00)  (5,000.00)  -  5,751.28  5,751.28  -  5,751.28  -  3,532.69  LMS Shipmanagement, Inc.  1099  21,128.38  10,568.96  -  10,568.96  -  10,568.96  -  714.18  714.18  -  714.18  -  30,983.16  Central Gulf Lines, Inc.  0586  1,000.00  -  -  -  -  -  -  -  -  -  -  -  1,000.00  Central Gulf Lines, Inc.  0997  177,243.97  697,618.47  1,263,554.00  1,961,172.47  -  1,961,172.47  1,801,054.00  154,000.00  1,955,054.00  -  1,955,054.00  -  183,362.44  Central Gulf Lines, Inc.  6645  (12,211.93)  6,399.54  15,000.00  21,399.54  -  21,399.54  -  33,066.03  33,066.03  (31,591.03)  1,475.00  -  7,712.61  Central Gulf Lines, Inc.  1005  39,907.54  3,319.36  283,000.00  286,319.36  (24,748.44)  261,570.92  -  259,138.92  259,138.92  35,284.35  294,423.27  -  7,055.19  Central Gulf Lines, Inc.  1021  (275.00)  -  265,000.00  265,000.00  (1,000.00)  264,000.00  -  250,020.00  250,020.00  1,500.00  251,520.00  -  12,205.00  Central Gulf Lines, Inc.  0998  982,957.02  3,391,248.24  -  3,391,248.24  -  3,391,248.24  4,350,000.00  6,226.79  4,356,226.79  (112.00)  4,356,114.79  -  18,090.47  Central Gulf Lines, Inc.  1013  4,801.10  -  500,000.00  500,000.00  -  500,000.00  -  494,612.02  494,612.02  (7.35)  494,604.67  -  10,196.43  Central Gulf Lines, Inc.  8844  13,743.91  838,616.51  -  838,616.51  -  838,616.51  560,000.00  -  560,000.00  -  560,000.00  -  292,360.42  Central Gulf Lines, Inc.  3652  252,079.41  568,554.10  -  568,554.10  -  568,554.10  245,000.00  420.00  245,420.00  -  245,420.00  -  575,213.51  Central Gulf Lines, Inc.  3660  962,500.00  962,500.00  -  962,500.00  (962,500.00)  -  792,500.00  420.00  792,920.00  -  792,920.00  -  169,580.00  Central Gulf Lines, Inc.  0997-004  -  -  -  -  -  -  -  -  -  -  -  -  -  Enterprise Ship Company, Inc.  1064  20,674.67  -  -  -  (30.00)  (30.00)  -  -  -  -  -  -  20,644.67  LCI Shipholdings, Inc.  2027  13,656.52  95,172.40  -  95,172.40  -  95,172.40  90,000.00  -  90,000.00  -  90,000.00  -  18,828.92  LCI Shipholdings, Inc.  1080  7,414.36  496,544.47  -  496,544.47  -  496,544.47  500,000.00  -  500,000.00  -  500,000.00  -  3,958.83  LCI Shipholdings, Inc.  6001  4,230.85  -  -  -  -  -  -  110.00  110.00  -  110.00  -  4,120.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  -  -  -  -  -  -  -  -  -  7,521.35  LCI Shipholdings, Inc.  2027-004  -  -  -  -  -  -  -  -  -  -  -  -  -  LCI Shipholdings, Inc.  0947  42,864.03  5.27  -  5.27  -  5.27  -  -  -  -  -  -  42,869.30  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  -  -  -  -  -  -  -  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  -  -  -  -  -  -  -  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  41,927.98  1,865,364.44  -  1,865,364.44  -  1,865,364.44  1,890,000.00  100.00  1,890,100.00  -  1,890,100.00  -  17,192.42  Marco Shipping Company (PTE) Ltd  5002  7,451.39  -  -  -  -  -  -  1,185.35  1,185.35  -  1,185.35  (53.46)  6,212.58  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  -  -  -  -  -  -  -  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,856.86  -  -  -  -  -  -  -  -  -  -  (1.29)  5,855.57  Gulf South Shipping PTE Ltd  3659  153,738.23  2,506,600.46  -  2,506,600.46  -  2,506,600.46  2,538,000.00  -  2,538,000.00  -  2,538,000.00  -  122,338.69  Total  10,458,304.65  27,796,148.23  26,640,507.12  54,436,655.35  (993,778.44)  53,442,876.91  26,640,507.12  21,512,660.70  48,153,167.82  (5,000.99)  48,148,166.83  (54.75)  15,752,959.98  MOR-1Page 1

MOR-1

 16-12220-smb Doc 279  Monthly Operating Report - Southern District of New YorkBank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: September-16  Entity Name: International Shipholding Corporation (Consolidating)Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document  CasePg 3 of 15  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding 1  Book Balance  Notes/ Comments  (Last 4 Digits) 2  International Shipholding Corporation  2907  $  3,135.34  $  -  $  -  $  3,135.34  International Shipholding Corporation  1639  10,007.40  -  -  10,007.40  International Shipholding Corporation  1314  5,183.39  -  -  5,183.39  International Shipholding Corporation  4643  12,068,876.11  -  (532,425.02)  11,536,451.09  International Shipholding Corporation  6001  1,352.50  -  -  1,352.50  International Shipholding Corporation  8174  20,594.89  -  -  20,594.89  International Shipholding Corporation  9131  24,406.31  -  -  24,406.31  International Shipholding Corporation  3120  1,052,432.37  -  -  1,052,432.37  Restricted Cash  N.W. Johnson & Co. Inc  8364  20,678.27  -  -  20,678.27  Coastal Carriers, Inc.  4547  11,529.34  -  -  11,529.34  U.S. United Ocean Services, LLC  1715  7,848.77  -  -  7,848.77  U.S. United Ocean Services, LLC  3712  -  -  (3.58)  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  -  -  U.S. United Ocean Services, LLC  2260  1,208,104.71  -  -  1,208,104.71  U.S. United Ocean Services, LLC3  1715  -  -  -  -  Frascati Shops, Inc.  9623  79,965.96  -  -  79,965.96  Frascati Shops, Inc.  8552  19,255.30  -  -  19,255.30  Waterman Steamship Corporation  9031  5,215.16  -  (112.00)  5,103.16  Waterman Steamship Corporation  9058  14,967.09  -  (13,486.00)  1,481.09  Waterman Steamship Corporation  9066  15,434.92  -  (4,434.37)  11,000.55  Waterman Steamship Corporation  3208  -  -  -  -  Waterman Steamship Corporation  2043  10,784.51  -  -  10,784.51  Waterman Steamship Corporation  1129  14,351.10  -  -  14,351.10  Waterman Steamship Corporation  8703  85,000.00  -  -  85,000.00  Waterman Steamship Corporation 3  2043-004  -  -  -  -  Sulphur Carriers, Inc.  1276  5,023.68  -  -  5,023.68  Sulphur Carriers, Inc.  1110  11,281.65  -  (10,088.06)  1,193.59  Sulphur Carriers, Inc.  1102  17,297.29  -  (1,577.08)  15,720.21  LMS Shipmanagement, Inc.  1292  5,811.23  -  -  5,811.23  LMS Shipmanagement, Inc.  7395  3,532.69  -  -  3,532.69  LMS Shipmanagement, Inc.  1099  30,983.16  -  -  30,983.16  Central Gulf Lines, Inc.  0586  1,000.00  -  -  1,000.00  Central Gulf Lines, Inc.  0997  183,362.44  -  -  183,362.44  Central Gulf Lines, Inc.  6645  9,187.61  -  (1,475.00)  7,712.61  Central Gulf Lines, Inc.  1005  59,984.67  -  (52,929.48)  7,055.19  Central Gulf Lines, Inc.  1021  17,505.00  -  (5,300.00)  12,205.00  Central Gulf Lines, Inc.  0998  18,090.47  -  -  18,090.47  Central Gulf Lines, Inc.  1013  10,196.43  -  -  10,196.43  Central Gulf Lines, Inc.  8844  292,360.42  -  -  292,360.42  Central Gulf Lines, Inc.  3652  575,213.51  -  -  575,213.51  MOR-1 (Cont.) Page 1

MOR-1 (Cont.)

 16-12220-smb Doc 279  Monthly Operating Report - Southern District of New YorkBank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: September-16  Entity Name: International Shipholding Corporation (Consolidating)Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document  CasePg 4 of 15  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding 1  Book Balance  Notes/ Comments  (Last 4 Digits) 2  Central Gulf Lines, Inc.  3660  169,580.00  -  -  169,580.00  Restricted Cash  Central Gulf Lines, Inc. 4  0997-004  -  -  -  -  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  20,644.67  LCI Shipholdings, Inc.  2027  18,828.92  -  -  18,828.92  LCI Shipholdings, Inc.  1080  3,958.83  -  -  3,958.83  LCI Shipholdings, Inc.  6001  4,120.85  -  -  4,120.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  7,521.35  LCI Shipholdings, Inc.3  2027-004  -  -  -  -  LCI Shipholdings, Inc.  0947  42,869.30  -  -  42,869.30  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  17,192.42  -  -  17,192.42  Marco Shipping Company (PTE) Ltd  5002  6,212.58  -  -  6,212.58  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,855.57  -  -  5,855.57  Gulf South Shipping PTE Ltd  3659  122,338.69  -  -  122,338.69  Total  $  16,374,789.47  $  (621,830.59)  $  15,752,958.88  1 Outstanding check listing can be provided at request.  2 The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.  3 The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in September.  4 The sweep account exhibited one day of activity across 9/13 and 9/14 that resulted in a net balance of zero. With no change to the balance, the bank did not provide a statement.  MOR-1 (Cont.)  Page 2

MOR-1 (Cont.)

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document Pg 5 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Statement of Operations (Income Statement)**
**Reporting Period: September-16**

| Statement Line Item | | Month Amount | | Cumulative - Filing To Date |
|---|---|---|---|---|
| **REVENUE** | | | | |
| Gross Revenues | $ | 14,366,244.76 | $ | 30,180,526.99 |
| | | | | |
| **OPERATING EXPENSES** | | | | |
| Voyage Expenses | | 10,751,278.76 | | 22,566,533.42 |
| Amortization Expense | | 771,961.00 | | 1,429,422.00 |
| Depreciation Expense | | 1,287,554.69 | | 2,609,020.00 |
| Administrative and General Expenses | | 1,145,229.11 | | 2,286,382.15 |
| Net Profit (Loss) Before Other Income & Expenses | | 410,221.20 | | 1,289,169.42 |
| | | | | |
| **OTHER INCOME AND EXPENSES** | | | | |
| Interest Expense | | 970,626.47 | | 2,535,462.87 |
| Interest Income | | (59.80) | | (1,071.01) |
| Income from Consolidated Subsidiaries | | (278,494.90) | | (1,037,530.44) |
| Net Profit (Loss) Before Reorganization Items | | (281,850.57) | | (207,692.00) |
| | | | | |
| **REORGANIZATION ITEMS** | | | | |
| Professional Fees | | 1,742,825.77 | | 3,331,937.41 |
| U. S. Trustee Quarterly Fees | | | | - |
| Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2 Other Schedule tab) | | | | - |
| Gain (Loss) from Sale of Equipment | | | | - |
| Other Reorganization Expenses (See MOR-2 Other Schedule tab) | | | | - |
| Income Taxes | | 12,250.00 | | 12,250.00 |
| Net Profit (Loss) | $ | (2,036,926.34) | $ | (3,551,879.41) |

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document
Pg 6 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Balance Sheet**
**Reporting Period: September-16**

| Category | Book Value At End Of Current Reporting Month | Book Value At End Of Prior Reporting Month | Book Value On Petition Date Or Scheduled |
|---|---|---|---|
| **Current Assets** | | | |
| Cash on Hand | $ 365,503.51 | $ 398,043.64 | $ 332,340.90 |
| Unrestricted Cash and Equivalents | 14,530,946.43 | 8,443,372.72 | 4,067,480.98 |
| Restricted Cash and Cash Equivalents (See MOR-3 Other Sch) | 1,222,012.37 | 2,014,932.37 | 1,997,025.04 |
| Trade Accounts Receivable (Net) | 6,772,406.00 | 8,617,456.00 | 8,620,036.00 |
| Unbilled Accounts Receivable | 7,837,477.00 | 8,546,292.00 | 10,099,426.00 |
| Notes Receivable | | - | - |
| Inventories | 6,421,125.00 | 5,947,866.30 | 6,119,445.33 |
| Prepaid Expenses | 4,521,591.00 | 2,712,548.02 | 2,892,687.98 |
| Professional Retainers | 235,078.00 | 235,078.00 | 235,078.00 |
| Other Current Assets (See MOR-3 Other Sch) | - | - | - |
| **Property & Equipment** | | | |
| Real Property and Improvements | $ 2,419,781.00 | $ 2,419,778.97 | $ 2,707,867.22 |
| Machinery and Equipment | 215,945,931.57 | 216,504,639.60 | 217,456,370.74 |
| Furniture, Fixtures and Office Equipment | 4,687,285.39 | 4,687,285.29 | 4,103,934.83 |
| Accumulated Depreciation | (36,109,775.44) | (34,822,220.75) | (33,500,755.44) |
| Other Assets (See MOR-3 Other Sch) | 35,725,022.47 | 35,951,583.44 | 35,124,339.05 |
| **Total Assets** | $ **264,574,384.30** | $ **261,656,655.60** | $ **260,255,276.63** |
| **Liabilities Not Subject To Compromise (Post-Petition)** | | | |
| Accounts Payable | $ 1,316,385.00 | $ 1,759,233.00 | $ - |
| Taxes Payable | 240,761.00 | 114,361.00 | - |
| Accrued Expenses - Crew Wages | 2,734,766.00 | 2,938,628.00 | - |
| Accrued Expenses - Professional Fees | 1,800,000.00 | 900,000.00 | - |
| Accrued Expenses | 5,581,567.41 | 4,616,435.00 | - |
| Billings in Excess of Cost | 2,389,330.00 | 1,157,712.00 | - |
| Debtor in Possession Financing | 16,000,000.00 | 9,000,000.00 | - |
| Other Post-Petition Liabilities (See MOR-3 Other Sch) | - | - | - |
| **Total Post-Petition Liabilities** | $ **30,062,809.41** | $ **20,486,369.00** | $ **-** |
| **Liabilities Subject To Compromise (Pre-Petition)** | | | |
| Secured Debt | $ 107,514,072.74 | $ 107,919,424.74 | $ 110,189,774.35 |
| Priority Debt | 1,137,919.00 | 1,171,374.93 | 2,980,642.00 |
| Unsecured Debt | 50,822,105.00 | 54,581,143.00 | 66,052,920.00 |
| Other Pre-Petition Liabilities (See MOR-3 Other Sch) | 10,451,657.13 | 10,887,592.00 | 12,978,934.00 |
| **Total Pre-Petition Liabilities** | $ **169,925,753.87** | $ **174,559,534.67** | $ **192,202,270.35** |
| **Owners' Equity** | | | |
| Capital Stock | $ 9,421,221.49 | $ 9,417,487.85 | $ 9,413,754.21 |
| Additional Paid-In Capital | 141,820,743.03 | 141,807,691.33 | 141,794,639.63 |
| Partners' Capital Account | - | - | - |
| Owner's Equity Account | (37,124,165.09) | (37,119,374.74) | (37,175,288.44) |
| Retained Earnings - Pre-Petition | (45,980,099.41) | (45,980,098.60) | (45,980,098.60) |
| Retained Earnings - Post-Petition | (3,551,879.00) | (1,514,953.07) | - |
| **Total Equity** | $ **64,585,821.02** | $ **66,610,752.77** | $ **68,053,006.80** |
| **Total Liabilities and Owners Equity** | $ **264,574,384.30** | $ **261,656,656.44** | $ **260,255,277.15** |

 16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main DocumentEntity Name: International Shipholding Corporation (Consolidating)  CaPg 7 of 1  5  Monthly Operating Report - Southern District of New YorkBalance Sheet - Other Schedule  Reporting Period: September-16  Category  Book Value At End Of Current  Book Value At End Of Prior  Book Value On Petition Date  Notes/ Comments  Reporting Month  Reporting Month  Assets  Other Assets  $  2,447,731.00  $  2,487,576.18  $  2,528,749.45  LT deposits  Other Assets  (2,857,247.40)  (2,459,516.42)  (2,575,674.66) Due (to) from affiliates, net  Other Assets  36,032,990.36  35,815,008.86  35,056,196.42  Investment in subsidiaries  Other Assets  101,548.43  108,514.36  115,068.23  LT deferred charge related to TECO contract  Total Other Assets  $  35,725,022.39  $  35,951,582.98  $  35,124,339.44  Liabilities  Liabilities Not Subject To Compromise (Pre-  Petition)  $  1,910,811.00  $  2,239,956.00  $  4,071,824.00  Claims reserve  Liabilities Not Subject To Compromise (Pre-  Petition)  15,079.00  14,843.00  14,607.00  GAAP SL versus cash on escalating lease payments  Liabilities Not Subject To Compromise (Pre-  Petition)  7,904,048.13  8,163,757.00  8,423,467.00  Deferred gain - Sulphur and CGL/Green Lake  Liabilities Not Subject To Compromise (Pre-  Petition)  (64,103.00)  (64,103.00)  (64,103.00) Deferred tax  Liabilities Not Subject To Compromise (Pre-  Petition)  685,822.00  533,139.00  533,139.00  PT Amas dry dock funding for Flores and Sawu  Total Liabilities Not Subject To  Compromise (Pre-Petition)  $  10,451,657.13  $  10,887,592.00  $  12,978,934.00  MOR-3b Page 1

MOR-3b

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document Pg 8 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Status of Post-Petition Taxes**
**Reporting Period: September-16**

| Debtor | Federal/ State & Local | Description | Beginning Tax | Amount Withheld and/or Accrued | Amount Paid | Date Paid | Check # or EFT | Ending Tax | Notes/ Comments |
|---|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | Federal | Withholding | $ (47,454.76) | $ (618,996.52) | $ 577,033.40 | See Note | See Note | $ (89,417.88) | 941 Tax - Due and paid in October 2016 |
| International Shipholding Corporation | Federal | FICA-Employee | (23,100.14) | (306,656.35) | 307,627.50 | See Note | See Note | (22,128.99) | 941 Tax - Due and paid in October 2016 |
| International Shipholding Corporation | Federal | FICA-Employer | (22,878.92) | (306,095.35) | 307,125.78 | See Note | See Note | (21,848.49) | 941 Tax - Due and paid in October 2016 |
| International Shipholding Corporation | Federal | Unemployment | (21.00) | (69.82) | - | See Note | See Note | (90.82) | Due October 31, 2016 |
| International Shipholding Corporation | Federal | Income | - | (6,000.00) | 6,000.00 | | | - | Federal Q3 Estimated Tax - Tonnage Tax |
| International Shipholding Corporation | Federal | Other (Specify) | - | (148.15) | 148.15 | See Note | See Note | - | Form 1042 Withholding Tax - C.G. Railway, Inc. |
| International Shipholding Corporation | State and Local | Withholding | (17,302.98) | (22,094.68) | 21,466.59 | See Note | See Note | (17,931.07) | Due September 15, 2016 - Paid |
| International Shipholding Corporation | State and Local | Sales | (119.46) | (331.09) | 119.46 | | | (331.09) | Due September 20, 2016 |
| International Shipholding Corporation | State and Local | Excise | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Unemployment | (111.00) | (202.93) | - | | | (313.93) | Due October 31, 2016 |
| International Shipholding Corporation | State and Local | Real Property | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Personal Property | - | - | - | | | - | |
| International Shipholding Corporation | State and Local | Other (Specify) | (3,372.92) | (99,979.00) | 14,652.92 | See Note | See Note | (88,699.00) | $3,372.92 NYC Commercial Rent Tax Ending balance is SCI Florida Income Tax - awaiting invoice from State of FL. Other includes: City of New Orleans S&U, Louisiana S&U, Alabama (City, County, State) S&U, New York City Estimated Franchise Tax, New York State Franchise Tax, California Minimum Tax, Alabama Income Tax, Florida Income Tax |
| International Shipholding Corporation | | Total | $ (114,361.18) | $ (1,360,573.89) | $ 1,234,173.80 | | | (240,761.27) | |

Note: The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request.

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document Pg 9 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Summary of Unpaid Post-Petition Debts**
**Reporting Period: September-16**

| Debtor Name | Description | Current | Days Past Due: 0-30 | Days Past Due: 31-60 | Days Past Due: 61-90 | Days Past Due: Over 91 | Total | Notes/ Comments |
|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | Accounts Payable | $ 1,173,311.00 | $ 143,073.24 | $ - | $ - | $ - | $ 1,316,384.24 | Past due Accounts Payable includes $79,185.43 was paid in October. The remaining $63,887.81 is payable to a specific vendor which is unpaid as a result of a dispute over the invoice amount. |
| International Shipholding Corporation | Taxes Payable | 52,958.79 | - | - | - | - | 52,958.79 | |
| N.W. Johnsen & Company, Inc. | Taxes Payable | 10,970.59 | - | - | - | - | 10,970.59 | |
| LMS Shipmanagement, Inc. | Taxes Payable | 33,059.06 | - | - | - | - | 33,059.06 | |
| Frascati Shops, Inc. | Taxes Payable | 7,590.37 | - | - | - | - | 7,590.37 | |
| U.S. United Ocean Services, LLC | Taxes Payable | 5,001.91 | - | - | - | - | 5,001.91 | |
| Central Gulf Lines, Inc. | Taxes Payable | 42,481.55 | - | - | - | - | 42,481.55 | |
| Sulphur Carriers, Inc. | Taxes Payable | 88,699.00 | - | - | - | - | 88,699.00 | |
| **Total** | | **$ 1,414,072.27** | **$ 143,073.24** | **$ -** | **$ -** | **$ -** | **$ 1,557,145.51** | |

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document
Pg 10 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Accounts Receivable Reconciliation and Aging**
**Reporting Period: September-16**

| Debtor Name | AR at the beginning of the period | Amount Billed during Period | Amounts Collected during Period | AR at the end of the reporting period | Bad Debts | # Days Past Due: 0-30 | # Days Past Due: 31-60 | # Days Past Due: 61-90 | # Days Past Due: Over 91 | Total |
|---|---|---|---|---|---|---|---|---|---|---|
| International Shipholding Corporation | $ 2,717.87 | $ 100,862.25 | $ 104,782.65 | $ (1,202.53) | $ - | $ (419.04) | $ 47.14 | $ (136.72) | $ (693.91) | $ (1,202.53) |
| Sulphur Carriers, Inc. | 175,165.68 | 1,242,152.29 | 1,374,974.03 | 42,343.94 | - | 42,343.94 | - | - | - | 42,343.94 |
| Central Gulf Lines, Inc. | 4,392,764.83 | 2,842,385.28 | 3,890,226.95 | 3,344,923.16 | (43,417.00) | 3,201,695.76 | 43,753.29 | 24,667.90 | 118,223.21 | 3,344,923.16 |
| Waterman Steamship Corporation | 1,865,523.00 | 1,666,808.23 | 2,094,071.10 | 1,438,260.13 | (24,059.60) | 1,438,260.13 | - | - | 24,059.60 | 1,438,260.13 |
| N.W. Johnsen & Co. Inc. | 19,921.00 | 96,624.44 | 82,349.75 | 34,195.69 | - | 14,274.27 | - | - | 19,921.42 | 34,195.69 |
| LMS Shipmanagement, Inc. | - | - | - | - | - | - | - | - | - | - |
| U.S. United Ocean Services, LLC | 1,477,717.00 | 4,123,779.84 | 4,203,551.44 | 1,397,945.40 | - | 1,387,103.40 | - | - | 10,842.00 | 1,397,945.40 |
| Frascati Shops, Inc. | 563,477.00 | 287,098.02 | 429,759.91 | 420,815.11 | (13,281.54) | 283,824.27 | 10,532.14 | 12,767.75 | 126,972.49 | 420,815.11 |
| Gulf South Shipping PTE LTD | - | 1,386,822.61 | 1,386,822.61 | - | - | - | - | - | - | - |
| LCI Shipholding, Inc. | 120,170.00 | 94,061.96 | 119,106.88 | 95,125.08 | - | 94,062.54 | 1,062.54 | - | - | 95,125.08 |
| Dry Bulk Australia LTD | - | - | - | - | - | - | - | - | - | - |
| Dry Bulk Americas LTD | - | - | - | - | - | - | - | - | - | - |
| Marco Shipping Company (PTE) LTD | - | 1,865,331.86 | 1,865,331.86 | - | - | - | - | - | - | - |
| **Total** | **8,617,456.38** | **13,705,926.78** | **15,550,977.18** | **6,772,405.98** | **(80,758.14)** | **6,461,145.27** | **55,395.11** | **37,298.93** | **299,324.81** | **6,772,405.98** |

 16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 11 of 15  Monthly Operating Report - Southern District of New YorkTaxes Reconciliation and Aging  Reporting Period: September-16  Debtor Name  # Days Past Due:  # Days Past Due:  # Days Past Due:  # Days Past Due:  Total  0-30  31-60  61-90  Over 91  International Shipholding Corporation  $  52,958.79  $  -  $  -  $  -  $  52,958.79  N.W. Johnsen & Company, Inc.  10,970.59  -  -  -  10,970.59  LMS Shipmanagement, Inc.  33,059.06  -  -  -  33,059.06  Frascati Shops, Inc.  7,590.37  -  -  -  7,590.37  U.S. United Ocean Services, LLC  5,001.91  -  -  -  5,001.91  Central Gulf Lines, Inc.  42,481.55  -  -  -  42,481.55  Sulphur Carriers, Inc.  88,699.00  -  -  -  88,699.00  Total  240,761.27  -  -  -  240,761.27  MOR-5b Page 1

MOR-5b

 16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 12 of 15  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkPayments to Insiders  Reporting Period: September-16  Debtor  Name  Type of Payment  Amount Paid  Total Paid to Date  LMS Shipmanagement, Inc.  Caire, Peter J.  Salary  8,934.02  17,868.04  LMS Shipmanagement, Inc.  Caire, Peter J.  Travel Expenses  402.01  402.01  LMS Shipmanagement, Inc.  Cameron, William M.  Salary  14,010.14  28,020.28  LMS Shipmanagement, Inc.  Cameron, William M.  Travel Expenses  398.71  588.63  N.W. Johnsen & Co. Inc.  Chambers, Robert T.  Salary  13,875.82  27,751.64  N.W. Johnsen & Co. Inc.  De Benedetto, Daniel T.  Salary  6,470.98  12,941.96  N.W. Johnsen & Co. Inc.  De Benedetto, Daniel T.  Travel Expenses  -  428.22  International Shipholding Corporation  Estrada, Manuel G.  Salary  23,825.42  47,650.84  International Shipholding Corporation  Estrada, Manuel G.  Travel Expenses  415.03  1,647.16  LMS Shipmanagement, Inc.  Grehan, Brooke Y.  Salary  10,711.44  21,422.88  LMS Shipmanagement, Inc.  Grehan, Brooke Y.  Travel Expenses  1,334.84  1,334.84  N.W. Johnsen & Co. Inc.  Hawkins, Nigel J.  Salary  17,303.76  34,607.52  N.W. Johnsen & Co. Inc.  Hawkins, Nigel J.  Travel Expenses  -  148.00  International Shipholding Corporation  Higginbotham, James T.  Salary  11,258.50  22,517.00  International Shipholding Corporation  Higginbotham, James T.  Travel Expenses  -  1,143.48  International Shipholding Corporation  Johnsen, Erik L.  Salary  39,250.92  78,501.84  International Shipholding Corporation  Johnsen, Erik L.  Travel Expenses  6,517.14  6,517.14  International Shipholding Corporation  Johnsen, Neils M.  Contractor  30,000.00  30,000.00  International Shipholding Corporation  Johnsen, Neils M.  Travel Expenses  1,440.00  1,440.00  U.S. United Ocean Services, LLC  Johnston, Peter M.  Salary  18,056.48  36,112.96  International Shipholding Corporation  Nahas, George A.  Salary  11,068.04  22,136.08  International Shipholding Corporation  Nahas, George A.  Travel Expenses  264.94  264.94  International Shipholding Corporation  Rosenbohm, Sheila D.  Salary  11,546.62  23,093.24  International Shipholding Corporation  Rosenbohm, Sheila D.  Travel Expenses  1,488.69  2,670.81  International Shipholding Corporation  Wild, Kevin M.  Salary  12,398.20  24,796.40  International Shipholding Corporation  Wild, Kevin M.  Travel Expenses  2,992.61  3,459.17  International Shipholding Corporation  Wilson, Kevin M.  Salary  12,375.48  24,332.14  International Shipholding Corporation  Wilson, Kevin M.  Travel Expenses  -  227.52  MOR-6Page 1

MOR-6

 16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 13 of 15  Monthly Operating Report - Southern District of New YorkPayments to Professionals  Reporting Period: September-16  Debtor  Name  Date of Court Order Authorizing  Amount Approved  Amount Paid  Total Paid to Date  Total Incurred and Unpaid  Payment  International Shipholding Corporation  McGlinchey Stafford PLLC  9/21/2016  $  -  $  78,257.50  $  78,257.50  $  -  International Shipholding Corporation  Prime Clerk  8/4/2016  -  211,913.24  211,913.24  -  International Shipholding Corporation  Alix Partners LLP  9/21/2016  -  50,503.26  50,503.26  -  International Shipholding Corporation  Seward & Kissel LLP  9/21/2016  -  95,668.92  457,209.92  -  International Shipholding Corporation  Watson Farley & Williams LLP  9/21/2016  -  50,375.36  86,956.36  -  International Shipholding Corporation  Milbank  9/21/2016  -  242,759.41  596,798.41  -  International Shipholding Corporation  Moore & Van Allen PLLC  9/21/2016  -  171,744.13  171,744.13  -  International Shipholding Corporation  Total  -  901,221.82  1,653,382.82  MOR-6b Page 1

MOR-6b

16-12220-smb Doc 279 Filed 10/20/16 Entered 10/20/16 19:45:42 Main Document
Pg 14 of 15

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

**Monthly Operating Report - Southern District of New York**
**Post-Petition Status of Secured Notes, Leases Payable**
**Reporting Period: September-16**

| Debtor Name | Name of Creditor | Scheduled Monthly Payment | Amount Paid during Period | Total Unpaid Post-Petition | Notes/ Comments |
|---|---|---|---|---|---|
| International Shipholding Corp. | Regions Bank | $ 190,694.81 | $ 190,694.81 | $ - | Interest |
| International Shipholding Corp. | Regions Bank | 393,692.47 | 393,692.47 | - | Interest |
| International Shipholding Corp. | Debtor in Possession Financing | - | 66,229.51 | - | Interest - paid on 9/1/2016 for August |
| International Shipholding Corp. | Debtor in Possession Financing | 97,704.92 | 97,704.92 | - | Interest |
| LCI Shipholding Inc. | Citizens Asset Finance | 64,132.37 | 64,132.37 | - | Interest |
| LCI Shipholding Inc. | Capital One | 14,424.91 | 14,424.91 | - | Interest |
| LCI Shipholding Inc. | Capital One | - | 14,068.76 | - | Interest - due 10/1 |
| Central Gulf Lines | DVB Bank | 148,301.00 | - | 148,301.00 | Interest paid quarterly |
| International Shipholding Corp. | Regions Bank | 25,000.00 | 25,000.00 | - | Adequate Protection Pymt |
| LCI Shipholding Inc. | Capital One | 25,000.00 | 25,000.00 | - | Adequate Protection Pymt |
| LCI Shipholding Inc. | Citizens Asset Finance | 50,000.00 | 50,000.00 | - | Adequate Protection Pymt |
| | **Total** | **$ 1,008,950.48** | **$ 940,947.75** | **$ 148,301.00** | |

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Pg 15 of 15

**Entity Name: International Shipholding Corporation (Consolidating)**
**Case Number: 16-12220**

**Monthly Operating Report - Southern District of New York**
**Debtor Questionnaire**
**Reporting Period: September-16**

| Question # | Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary. | Yes | No |
|---|---|---|---|
| 1 | Have any assets been sold or transferred outside the normal course of business this reporting period? | | X |
| 2 | Have any funds been disbursed from any account other than a debtor in possession account this reporting period? | X | |
| 3 | Is the Debtor delinquent in the timely filing of any post-petition tax returns? | | X |
| 4 | Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? | | X |
| 5 | Is the Debtor delinquent in paying any insurance premium payment? | | X |
| 6 | Have any payments been made on pre-petition liabilities this reporting period? | X | |
| 7 | Are any post petition receivables (accounts, notes or loans) due from related parties? | | X |
| 8 | Are any post petition payroll taxes past due? | | X |
| 9 | Are any post petition State or Federal income taxes past due? | | X |
| 10 | Are any post petition real estate taxes past due? | | X |
| 11 | Are any other post petition taxes past due? | | X |
| 12 | Have any pre-petition taxes been paid during this reporting period? | | X |
| 13 | Are any amounts owed to post petition creditors delinquent? | | X |
| 14 | Are any wage payments past due? | | X |
| 15 | Have any post petition loans been received by the Debtor from any party? | X | |
| 16 | Is the Debtor delinquent in paying any U.S. Trustee fees? | | X |
| 17 | Is the Debtor delinquent with any court ordered payments to attorneys or other professionals? | | X |
| 18 | Have the owners or shareholders received any compensation outside of the normal course of business? | | X |

2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business.

6. The Company has made pre-petition payments to critical vendors, lienholders, employees, and insurance providers as permitted in the approved interim motions.

15. The Company has received $7,000,000 in Debtor in Possession financing during September 2016.